Rydex Variable Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Long Short Equity Fund

Supplement Dated October 30, 2013

to the Statutory Prospectus and Summary Prospectus

Dated May 1, 2013, as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus (each, a “Prospectus” and together, the “Prospectuses”) for the Long Short Equity Fund (the “Fund”), as supplemented from time to time, and should be read in conjunction with the Prospectuses.

Effective October 30, 2013, the Fund’s current comparative broad-based market index, the Russell 3000® Index, will be replaced with the HFRX Equity Hedge Index. In light of the recent changes to the Fund’s principal investment strategies, which were described in the Fund Supplement dated August 30, 2013, Security Investors, LLC, the Fund’s Advisor, believes the HFRX Equity Hedge Index is an appropriate broad-based securities market index for purposes of comparing the Fund’s performance. The change in the comparative performance index will not affect the Fund’s investment objective or principal investment strategies, as previously described.

Therefore, effective October 30, 2013, the first paragraph under the heading “Performance Information” and the “Average Annual Total Returns (for periods ended December 31, 2012)” table in the Fund Summary section of each Prospectus are deleted in their entirety and replaced with the paragraph and table below. Information for the new and old indices will be included for a one-year transition period. Thereafter, only the information for the new index will be included in the Fund’s “Average Annual Total Returns” table.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future. On May 28, 2010 and October 30, 2013, the Fund’s principal investment strategies were revised; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 and October 30, 2013 may have differed had the Fund’s current investment strategy been in effect during those periods.

	Past 1 Year	Past 5 Years	Past 10 Years
Long Short Equity Fund	4.43%	-3.92%	6.23%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	4.81%	-4.87%	0.69%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	7.68%

Please retain this supplement for future reference.

VTLSM-SUP-1013x0814